                                                                   Exhibit 10.10
                                                                   -------------

                                 OFFICE LEASE



               Landlord: METAVANTE CORPORATION



               Tenant:   M&I SUPPORT SERVICES, INC.



               Premises: 48,501 square feet in the Office Building located at
                         4900 West Brown Deer Rd.
                         Brown Deer WI  53223

                                 OFFICE LEASE


     This Lease is entered into as of ____ day of July, 2000 by and between Metavante Corporation, having an address at 4900 W. Brown Deer Rd., Brown Deer WI 53223 and M&I Support Services, Inc., as Tenant, having an address at, 770 N. Water St., Milwaukee WI 53202.

                               R E C I T A L S:

     A. Landlord is the owner of certain real property and improvements located at 4900 W. Brown Deer Rd., including an office building containing approximately 364,649 square feet thereon.

     B. Landlord is willing to lease to Tenant and Tenant desires to lease from Landlord space in the office building upon the terms and conditions set forth below.

     NOW, THEREFORE, in consideration mutual covenants set forth herein, the parties do hereby agree as follows:

     1.   BASIC TERMS. The following terms shall have the meaning set forth in
          -----------
this Section unless specifically modified by other provisions of this Lease:

     1.1  Project:              The land, building(s) and improvements commonly
          -------               known as 4900 W. Brown Deer Rd., Brown Deer,
                                Wisconsin as shown on attached Exhibit A and as
                                                               ---------
                                legally described on Exhibit A-1 attached
                                                     -----------
                                hereto.

     1.2  Building:             The office building located upon the Project,
          --------              containing approximately 364,649 square feet of
                                space, in which the Premises is located.

     1.3  Premises:             The space leased hereunder to Tenant consisting
          --------              of approximately 48,501 square feet in the
                                Building identified and described on Exhibit B
                                                                     ---------
                                attached hereto.

     1.3.1                      Additional Space.  Tenant has requested an
                                ----------------
                                additional 8,400 square feet of office space contiguous to the Premises to complete work on the "One Bank Consolidation" project ("Additional Space"). Landlord shall deliver the Additional Space to Tenant commencing on October 1, 2000 for the remaining term of the Lease. Tenant shall not be required to pay Landlord rentals for the Additional Space until the date on which Landlord offers Tenant possession and occupancy of the Additional Space. If any of the equipment added to the Additional Space by Tenant requires any special utilities (i.e., heating, cooling, electrical, etc.) over and above ordinary office needs, Tenant shall be charged the Raised Floor Square Footage rate rather than the Office Space Square Footage Rate provided the affected area is on raised floor. Any Tenant Improvements to the Additional Space are to be mutually agreed to by Landlord and Tenant and in accordance with
                                Section 12 of the Lease except that if Landlord fails to approve or disapprove of the plans and specifications submitted pursuant to Section 12 within ten (10) days after receipt, the Tenant Improvements for the Additional Space shall be deemed approved.

     1.4  Common Areas:         The areas of the Project not regularly and
          ------------          customarily leased for exclusive use of tenants,
                                including, but not limited to, any entranceways and vestibules, common hallways and stairs, parking areas, driveways, walks and landscaped areas.

     1.5  Term:                 Five (5) years commencing on the Commencement
          ----                  Date and terminating on the Termination Date.

     1.6  Commencement Date:  July 1, 2000, subject to adjustment as set
          -----------------   forth in Section 2 below.

     1.7  Termination Date:   June 30, 2005, subject to adjustment as set
          ----------------    forth in Section 2 below.

     1.8  Base Rent:
          ---------


     Lease   Raised    Office   Warehouse      Total      Monthly    Annual
     Year    Floor     Space      Space       Square      Totals      Total
                                             Footage

            23,363     28,055      900        48,501

      1     $30.00     $18.00     $5.00                   $_______    $_______
      2     $30.00     $18.00     $5.00                   $_______    $_______
      3     $36.00     $18.00     $5.15                   $_______    $_______
      4     $42.00     $18.00     $5.30                   $_______    $_______
      5     $50.00     $18.00      5.46                   $_______    $_______


     1.9  Tenant's Proportionate
          ----------------------
          Share:                  13.30%
          -----

     1.10 Permitted Use:          For general office uses, including without
          -------------           limitation, call support center and general
                                  processing business.


     1.11 Exhibits:               A      -  Site Plan
          --------                A-1    -  Legal Description
                                  B      -  Premises


     2.  DEMISE AND TERM. Landlord leases the Premises to Tenant and Tenant
         ---------------
leases the Premises described in Section 1.3 above from Landlord subject to the provisions of this Lease; provided, that any space in the Premises used for shafts, pipes, conduits, ducts, electrical or other utilities or Building facilities, as well as access thereto through the Premises for the purposes of installation, operation, maintenance, inspection, repair and replacement are reserved to Landlord and are excluded from the Premises. The Term of this Lease shall commence on the Commencement Date set forth in Section 1.6 and shall end on the Termination Date set forth in Section 1.7 unless adjusted or sooner terminated as provided herein.

     3.  RENT.  Tenant agrees to pay to Landlord at Landlord's address set forth
         ----
on Page 1 of this Lease or such other place designated by Landlord, without prior demand or notice, the rent for the Premises consisting of Base Rent set forth in Section 3.1 and Tenant's Proportionate Share of Real Estate Taxes as set forth in Section 3.2 and any other additional payments due under this Lease. The obligation of Tenant to pay rent is hereby declared to be an independent covenant.

          3.1  Base Rent. The amount specified in Section 1.8 as monthly base
               ---------
rent shall be payable in advance on the first day of each month during the Term. In the event the Term commences on other than the first day of a calendar month, the rent for such partial month shall be prorated based upon the actual number of days of the Term during such month.

          3.2  Real Estate Taxes. Tenant shall pay to Landlord, as additional
               -----------------
rent, Tenant's Proportionate Share of Real Estate Taxes as defined below. Estimated amounts of such additional rent shall be paid in monthly installments in advance on the first day of each month during the Term. The initial estimated monthly payment of Tenant's Proportionate Share of Real Estate Taxes is $6,752.00. From time to time during the Term, Landlord may notify Tenant in writing of any adjustment to the monthly installments to be paid by Tenant hereunder and thereafter Tenant shall make payments accordingly. Within one hundred twenty (120) days after the expiration of each calendar year or as soon thereafter as is reasonably practicable, Landlord shall notify Tenant of the actual Real Estate Taxes for such calendar year and provide Tenant a statement thereof in reasonable detail. Within fifteen (15) days after such notice, Tenant shall pay to Landlord or Landlord shall credit against the Real Estate Taxes obligations of Tenant next coming due, as the case may be, the difference between the estimated payments made by Tenant during the prior calendar year and the actual amount of Tenant's Proportionate Share of Real Estate Taxes as shown on such statement. Tenant's Proportionate Share of Real Estate Taxes for the years in which the Term commences and ends shall be prorated based upon the number of days of the Term during such years. Tenant's obligation for Tenant's Proportionate Share of Real Estate Taxes through the Termination Date shall survive termination.

          3.3  Personal Property Taxes. Tenant agrees to timely pay when due all
               -----------------------
personal property taxes, whether assessed against Landlord or Tenant, on Tenant's furniture, equipment and other items of personal property owned by Tenant and located in or about the Premises.

     4.  CONDITION OF PREMISES. Tenant's taking possession of the Premises shall
         ---------------------
be conclusive evidence that Tenant accepts the Premises and that they are in satisfactory condition except for any punch list of unsatisfactory items of which Tenant gives written notice to Landlord within thirty (30) days after the Commencement Date which shall be corrected or repaired by Landlord in a timely manner.

     5.  USE.  The Premises may only be used for the purpose set forth in
         ---
Section 1.10 above and for no other purposes. Tenant shall not do or permit anything to be done in or about the Premises which in any way will obstruct or interfere with the rights of any other occupants of the Project, including Landlord, or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose or which could injure the reputation of the Project or otherwise violate any recorded covenant or restriction affecting the Project. Tenant shall not cause or maintain or permit any nuisance or commit or suffer the commission of any waste in, on or about the Project.

     6.   COMPLIANCE WITH LAWS AND BUILDING RULES. Tenant shall, at its sole
          ---------------------------------------
cost and expense, promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now or hereafter in force, and with the requirements of the local Board of Fire Underwriters or any similar body now or hereafter constituted relating to or affecting the condition, use or occupancy of the Premises. Tenant shall not do or permit anything to be done on or about the Project or bring or keep anything therein which will in any way increase the cost of any insurance now or thereafter carried on the Project or any of its contents or that will invalidate any such insurance. Tenant shall also comply with all rules and regulations to regulate the use, occupancy and operation of the Project which may from time to time be established by Landlord in writing (the "Building Rules"), and any modifications or amendments thereto provided they are applied uniformly to all tenants of the Project. Landlord shall not be responsible to Tenant for the noncompliance by other tenants or occupants with the Building Rules.

     7.   ENVIRONMENTAL REQUIREMENTS. Tenant shall comply with all applicable
          --------------------------
federal, state and local environmental laws, ordinances and all amendments thereto and rules and regulations implementing the same, together with all common law requirements, which relate to discharge, emissions, waste, nuisance, pollution control, hazardous substances and other environmental matters as the same shall be in existence during the Term. All of the foregoing laws, regulations and requirements are hereinafter referred to as "Environmental Laws." Tenant shall obtain all environmental licenses, permits, approvals, authorizations, exemptions, certificates and registrations (hereinafter collectively referred to as "Permits") and make all applicable filings required of Tenant under the Environmental Laws required by Tenant to operate at the Premises. The Permits and required filings shall be made available for inspection and copying by Landlord at Tenant's offices upon reasonable notice and during business hours. Tenant shall not cause or permit any flammable explosive, oil, contaminant, radioactive material, hazardous waste or material, toxic waste or material or any similar substance which is or may become regulated under any applicable federal, state or local law (hereinafter collectively referred to as "Hazardous Substances") to be brought upon, kept or used in or about the Premises except for small quantities of such substances as is necessary in the ordinary course of Tenant's business provided that Tenant shall handle, store, use and dispose of any such Hazardous Substance in compliance with all applicable laws and the highest standards prevailing in the industry for the storage and use of such substances or materials, in a manner which is safe and does not contaminate the Premises, and Tenant shall give Landlord written notice of the identity of such substances. If any lender or governmental agency shall ever require testing to ascertain whether or not there has been any release of any Hazardous Substance by Tenant or Tenant's agents or invitees during the Term hereof, then the reasonable costs thereof shall be reimbursed by Tenant to Landlord upon demand as additional rent. In addition, Tenant shall execute affidavits, representations and the like from time to time at Landlord's request concerning Tenant's best knowledge and belief regarding the presence of Hazardous Substances on the Premises. Tenant hereby agrees to indemnify and hold Landlord harmless from any liability, claim or injury, including handling, storage, disposal or release of any Hazardous Substances by Tenant, its agents and employees on, under or about the Premises, including, without limitation, the cost of any required or necessary repair, cleanup, remediation or detoxification, or arising from an actual or alleged violation of Environmental Laws in connection with the occupancy of the Premises by Tenant or any occupant of the Premises or the operation of Tenant's business on the Premises during the Term. The foregoing covenants and indemnification shall survive the expiration of the Term.

     8.   COMMON AREAS. Tenant and its employees, customers and invitees shall
          ------------
have the reasonable nonexclusive right to use, in common with Landlord and the other tenants and occupants of the Project and their respective employees, customers and invitees and all others to whom Landlord has or may hereafter grant rights to use the same, the public portion of the Common Areas as may from time to time exist. Landlord shall have the right to close any or all portions of the Common Areas to such extent as may, in Landlord's reasonable opinion, be necessary to prevent a dedication thereof or the accrual of any rights to any person or the public therein. Landlord shall at all times have full control, management and direction of the Common Areas. Tenant shall not cause or allow any storage of materials or equipment outside of the Premises on any of the Common Areas. Landlord reserves the right at any time and from time to time to reduce, increase, enclose or otherwise change the size, number, location, layout and nature of the Common Areas, to construct additional buildings and stories, to create additional rentable areas through use and/or enclosure of Common Areas, to close portions of the Common Areas for maintenance, repair or replacement, to place signs in the Common Areas and on the Building or in the Project, to change the name of the Project and to change the nature of the use of any portion of the Project provided any such action does not unreasonably interfere with Tenant's access to or use of the Premises.

     9.   PARKING. Tenant and Tenant's employees, customers and invitees shall
          -------
have the nonexclusive right to use the parking spaces located within the Common Areas. Landlord reserves the right to regulate parking within the Common Areas, including the right to preclude Tenant from parking in certain parking spaces or requiring Tenant to use certain parking spaces provided Tenant is treated similarly to other Tenants of the Project. Tenant shall not permit vehicles to be abandoned or stored in the Project's parking areas.

     10.  REPAIRS. Landlord shall maintain the Common Areas and the exterior
          -------
walls, roof and foundation of the building(s) in the Project and the heating, ventilating, air conditioning, electrical, plumbing and mechanical systems provided by Landlord in the building(s), the cost of which shall be included in the Base Rent. Except as set forth herein, Tenant shall, at its expense, keep the Premises and every part thereof, in good condition and repair and, if required by reason of acts or negligence of Tenant, its agents, employees, customers or invitees, or the particular nature of Tenant's use of the Premises, all repairs and replacements otherwise the responsibility of Landlord. Tenant shall be responsible for repairing any and all damage to the Project caused by Tenant including, without limitation, the following: the installation or moving of Tenant's furniture, equipment and personal property. Tenant shall, at its expense, also repair or replace with glass of equal quality any broken or cracked plate or other glass in doors, windows and elsewhere in or adjacent to the Premises (except for exterior glass which, subject to reimbursement as provided in Section 3.2 and except as provided in the second sentence of this
Section 11 shall be repaired by Landlord). Tenant shall not defer any repairs or replacements to the Premises by reason of the anticipation of the expiration of the Term. Landlord, at Landlord's option, may elect to perform all or part of the maintenance, repairs and servicing which is the obligation of the Tenant hereunder and/or the obligation of all of the other tenants of the Project with respect to the premises occupied by them, in which event the cost thereof shall be at Landlord's option either billed directly to and paid by Tenant as additional rental or included in any additional rents charged. Except as aforesaid, in the event that, at the request of Tenant, Landlord performs any maintenance, repairs or servicing of the Premises which is the obligation of Tenant hereunder, then Tenant shall pay Landlord directly therefor.

     11.  UTILITIES. Landlord shall furnish water, sanitary sewer, electricity,
          ---------
heating and air conditioning for the permitted use of the Premises, the cost of which shall be included in the Base Rent. Heat and air conditioning service to the building(s) shall be provided Monday through Sunday, 24 hrs a day, 7 days a week. Landlord reserves the right to install separate meters for any utility service provided to the Premises and Tenant agrees to pay Landlord for the cost of installation, prorated based upon the number of years or partial years remaining on the Term, within 10 days after demand and thereafter to pay directly for such utility service as and when payments are due. If Tenant shall require water, sewer, electricity or other utility use in excess of that usually furnished or supplied for general office purposes, or if Tenant shall operate within the Premises after normal business hours, then (i) Tenant shall first procure the written consent of Landlord to such use, which consent Landlord may grant or withhold in its reasonable discretion, and (ii) Tenant shall pay additional rent for such additional services at rates fixed by Landlord provided such rates shall not exceed Landlord's actual costs for obtaining such additional services.

     No discontinuance of any utility service shall relieve Tenant from performing any of its obligations under this Lease, and Landlord shall not be liable for any discontinuation in or failure of any utility service, and no such failure or discontinuation shall be deemed a constructive eviction. In the event that Tenant's disproportionate use or timing of its use of any form of energy should subject the Project or Landlord to any cost, fee or tax, Tenant shall pay or reimburse Landlord for the same as additional rent within fifteen (15) days after Landlord's bill therefor.

     12.  ALTERATIONS. Tenant shall not make any alterations, additions or
          -----------
improvements ("Alteration") in, on or to the Premises or any part thereof, including, without limitation, Alterations to electrical and mechanical systems located in or serving the Premises, without delivering to Landlord the plans and specifications therefor and obtaining the prior written consent of Landlord which shall not be unreasonably withheld. In the event Landlord consents to any Alteration, then the same must be made at Tenant's own cost and expense and in a good and workmanlike manner in accordance with the laws, ordinances and codes relating thereto and free from any claim or claims for construction liens and Tenant shall indemnify and hold Landlord harmless from and against any and all claims, liens, costs and expenses on account of such work. Upon completion of any Alteration, Tenant shall provide Landlord with a copy of the as-built plans and blueprints for the same. Landlord shall reasonably cooperate with Tenant, Tenant's agents, contractors and employees in connection with any such alterations which have been approved by Landlord.

     13.  LIENS. Tenant shall not permit any mechanic's, laborer's or
          -----
materialman's lien to be filed at any time against the Premises or any part thereof or the Project or any part thereof by reason of work performed by or on behalf of Tenant or any agent or contractor or anyone holding the Premises through or under Tenant. If any such lien shall be filed, Tenant, upon notice thereof, shall, within fifteen (15) days of the date of receipt of notice of such filing, notify Landlord and shall within sixty (60) days after receipt of notice of such filing cause the same to be discharged of record by payment, deposit, bond, order of a court of competent jurisdiction or otherwise, and Tenant shall give Landlord prompt notice of such discharge. If Tenant shall fail to cause such lien to be so discharged, then in addition to any other right or remedy which Landlord may have, Landlord may, but shall not be obligated to, discharge the same either by paying the amount claimed to be due or by procuring the discharge of such lien by deposit or by bonding proceedings, and in any such event Landlord shall be entitled, if Landlord so elects, to compel the prosecution of any action for the foreclosure of such lien by the lienor and to pay the amount of the judgment in favor of the lienor with interest, costs and allowances. Any amount so paid by Landlord and all costs and expenses (including reasonable counsel fees) incurred by Landlord in connection therewith, together with interest thereon at the rate set forth in Section 25, hereof, from the date of Landlord's making of the payment or incurring of the cost or expense, shall be promptly paid to Landlord by Tenant upon demand.

     14.  RIGHT OF ENTRY.  Landlord and its agents shall have access to the
          --------------
Premises at reasonable times and upon at least 24-hours notice during the Term to alter, improve, or repair the Premises and any portion of the Building. Tenant shall not add or change the locks to any doors of the Premises without Landlord's consent which shall not be withheld unreasonably. Tenant agrees to deposit or permit Landlord to deposit on Tenant's behalf a key to the Premises in a lock box if required by and for the benefit of the local fire department. Any entry to the Premises shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction, of Tenant or impose any liability on Landlord, Nothing contained herein shall be deemed to impose on Landlord any obligation or duty to make repairs or alterations to the Premises except as expressly provided in this Lease.

     15.  INSURANCE.  Tenant shall, at its expense, obtain and carry at all
          ---------
times during the Term of this Lease (a) commercial general liability insurance including contractual liability coverage for the indemnification obligations of Tenant contained in this Lease covering injury to or death of persons and damage to property in an amount not less than $2,000,000.00 combined single limit (or such higher amounts as Landlord shall from time to time determine); (b) fire insurance, with extended coverage, vandalism and malicious mischief and theft and mysterious disappearance endorsements, without deductible or coinsurance, covering the contents of the Premises and all alterations, additions and leasehold improvements made by or for Tenant in the amount of their full replacement value; and (c) such other insurance as may be required from time to time by Landlord or any mortgagee of the Project. All of such policies shall be written by an insurance company or companies satisfactory to Landlord, shall cover Landlord, Landlord's mortgagee and Tenant, as their interests may appear, and all insurers thereon shall agree not to cancel or change the same without at least thirty (30) days prior written notice to Landlord. A certificate of Tenant's insurers evidencing such insurance shall be furnished to Landlord prior to the Commencement Date and at least thirty (30) days prior to the renewal date and at such other times as may be reasonably requested by Landlord. Landlord shall carry and maintain at all times during the term of this Lease fire insurance, with extended coverage, vandalism and malicious mischief and theft and mysterious disappearance endorsements, without deductible or coinsurance, covering the contents of the Project and all alterations, additions and leasehold improvements made by or for Tenant in the amount of their full replacement value.

     16.  WAIVER OF SUBROGATION.  Each party hereby expressly releases the other
          ---------------------
for liability it may have on account of any loss to the Premises or Building or contents of either due to fire or any peril included in the coverage of any applicable fire and extended coverage and material damage insurance, however caused, including such losses as may be due to the negligence of the other party, its agents or employees, but only to the extent of any amount recovered by reason of such insurance, and each party hereby waives any right of subrogation which might otherwise exist in or accrue to such party on account thereof. If either party fails to maintain in force any insurance required by this Lease to be carried by it, then for purposes of this waiver of subrogation such party shall be deemed to have been fully insured and to have recovered the entire amount of its loss.

     17.  NON-LIABILITY OF LANDLORD.  All property in or about the Project or in
          -------------------------
the Premises belonging to Tenant, its agents, employees or invitees shall be there at the risk of Tenant or other person only, and Landlord shall not be liable for damage thereto or theft, misappropriation or loss thereof.

     18.  CASUALTY.  If the Premises are destroyed or damaged by fire or other
          --------
casualty covered by a standard fire and extended coverage policy, then (unless this Lease is terminated by Landlord as hereinafter provided) Landlord shall proceed, after adjustment of such loss, to repair or restore the Premises to the condition which Landlord furnished to Tenant upon the commencement of the Term. Landlord shall be under no obligation to restore any alterations, improvements or addition to the Premises made by Tenant unless the same is covered by Landlord's insurance, but nothing herein shall be construed to require Landlord to insure such property. In no event shall Landlord be obligated to expend an amount in excess of the insurance proceeds available to Landlord for such repair or restoration. If Landlord repairs or restores the Premises as provided herein, then Tenant shall repair and restore its furnishings, furniture and equipment to at least a condition equal to that prior to its damage. If the Premises or any part thereof shall be rendered untenantable by any destruction or damage, then a pro rata portion of the rental (Base Rent and Real Estate Taxes) based upon the number of square feet of area in the Premises which are untenantable shall be abated until the Premises or such part thereof shall have been put in tenantable condition. If, however, any destruction or damage to the Premises, Building or Project (regardless of whether or not the Premises are affected) is so extensive that Landlord, in its sole discretion, elects not to repair or restore the Premises, Building or Project, or the proceeds of insurance are not sufficient or available to fully pay the cost of repair or restoration, then Landlord may terminate this Lease effective as of the date of the damage by written notice to Tenant given within sixty (60) days after the date of such casualty. Notwithstanding anything to the contrary in this Section 18, Landlord shall, within thirty (30) days after the date of any damage or destruction to the Premises, advise Tenant in writing as to the reasonably estimated time within which the damage or destruction can be repaired or restored. If Landlord reasonably estimates that such damage cannot be repaired within one hundred Eighty (180) days from the date of adjustment of loss with Landlord's property insurer, then Tenant may, by written notice to Landlord within fifteen (15) days after the receipt of Landlord's notice estimating a time for restoration, elect to terminate this Lease, effective on the Thirtieth (30/th/) day following Tenant's notice of termination. The provisions of this Section are subject to the rights of Landlord's mortgagee, if any.

     19.  CONDEMNATION.  If all or substantially all of the Premises are sold to
          ------------
or taken by any public authority under its power of condemnation or the threat thereof, this Lease shall terminate as of the date possession shall be transferred to the acquiring authority, and the rental (Base Rent and Real Estate Taxes) payable hereunder shall be apportioned accordingly. If any material part of the Project is sold or taken (whether or not the Premises are affected), Landlord shall have the right to terminate this Lease as of the date possession is transferred to the acquiring authority, upon giving written notice thereof to Tenant, and the rental payable hereunder shall be apportioned accordingly. Upon any taking of less than substantially all of the Premises, this Lease shall continue in force as to the part of the Premises not taken, and the rent payable thereafter shall be reduced in proportion to the amount of total floor area of the Premises taken. In the event of any such taking, Landlord, upon receipt and to the extent of the award in condemnation or proceeds of sale, shall, unless this Lease has been terminated, make necessary repairs and restorations (exclusive of Tenant's leasehold improvements and Alterations) to restore the Premises remaining to as near its former condition as circumstances will permit and to rebuild or restore the remainder of the Premises to the approximate condition in which they existed at the time of such taking. In any event, all damages awarded by or amounts paid by the acquiring authority for any such taking, whether for the whole or a part of the Premises or the Building, Common Areas or Project, shall belong to and be the sole property of Landlord whether such damages are awarded as compensation for loss of, or diminution in value to, the leasehold or the fee thereof; provided, however, Tenant shall have the right to pursue such claim or claims as Tenant may have legally for relocation expenses, interruption of business and items such as trade fixtures and equipment, provided such claims of Tenant do not reduce the award or proceeds of sale payable to Landlord. In the event that this Lease is terminated as herein above provided, Tenant shall not have any claim against Landlord for the value of the unexpired term hereof. The provisions of this section are subject to the rights of Landlord's mortgagees, if any. Notwithstanding anything to the contrary set forth herein, Tenant shall have the right to terminate this Lease upon thirty (30) days prior written notice to Landlord if all or a portion of the Premises or Common Areas is sold or taken by any public authority under its power of condemnation or threat thereof, and such taking renders the operation of Tenant's business unfeasible in Tenant's reasonable discretion.

     20.  ASSIGNMENT AND SUBLETTING.  Tenant shall not, without the consent of
          -------------------------
the Landlord which consent shall not be unreasonably withheld, assign, pledge, mortgage or otherwise transfer or encumber this Lease or sublet any part or all of the Premises and shall not permit any use of any part of the Premises by any other party, or any transfer of its interest in the Premises by operation of law. Tenant may assign this Lease, upon notice to Landlord but without Landlord's prior written consent, to an Affiliate of Tenant who is an Affiliate of Tenant as of the Commencement Date of the Term. If Tenant desires to assign this lease to an entity that becomes an Affiliate of Tenant after the date of this Lease, such Assignment shall require Landlord's prior written consent, which consent shall not be unreasonably withheld. The

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

following shall be deemed to be an assignment of this Lease within the meaning of this Section: (a) the sale, issuance or transfer of any voting stock of Tenant (if Tenant be a non-public corporation or if Tenant is a public corporation and such sale, issuance or transfer results in Tenant becoming a non-public corporation) which results in a change in voting control of Tenant;
(b) the sale, issuance or transfer of any partnership interest in Tenant if Tenant be a partnership; (c) the sale, issuance or transfer of any beneficial interest in Tenant if Tenant be a trust; (d) the sale, issuance or transfer of any membership interest in Tenant if Tenant is a limited liability company; and
(e) the death or incapacity of Tenant if Tenant be a natural person. Without waiving Landlord's right hereunder to declare a default in the event of an assignment of this Lease or a subletting of the Premises or any part thereof or occupancy of the Premises by anyone other than Tenant, Landlord may collect from the assignee, sublessee or occupant, any rental and other charges herein required, but such collection by Landlord shall not be deemed an acceptance of the assignee, sublessee or occupancy, nor a release of Tenant from the performance by Tenant of this Lease. Notwithstanding any transfer, assignment or subletting of the Premises, Tenant at all times and under all circumstances shall remain liable to Landlord for the payment of rent due and to become due and the performance of all other obligations of Tenant hereunder for the term hereof.

     21.  DEFAULT.  If (a) Tenant shall fail to pay the rent or any charge due
          -------
hereunder, and such default continues for five (5) days after written notice of such default, or (b) Tenant shall fail to perform any of the other covenants or conditions herein contained on the part of Tenant, and such default shall continue for thirty (30) days after written notice thereof shall have been given to Tenant (except that such thirty (30) day period shall be automatically extended for an additional period of time reasonably necessary to cure such default (not to exceed an additional ninety (90) days), if such default cannot be cured within such thirty (30) day period and provided Tenant commences the process of curing such default within said thirty (30) day period and continuously and diligently pursues such cure to completion), or (c) if this Lease shall, by act of Tenant or by operation of law or otherwise, pass to any party other than Tenant without the consent of Landlord as provided in this Lease, or (d) if Tenant shall abandon or vacate the Premises or permit the Premises to become vacant, or (e) Tenant or any guarantor of this Lease shall become insolvent or bankrupt or make an assignment for the benefit of creditors, or (f) a receiver or trustee of Tenant's property or that of any guarantor of this Lease shall be appointed and such receiver or trustee, as the case may be, shall not be discharged within thirty (30) days after such appointment, then in any such case, Landlord may, upon notice to Tenant, recover possession of and reenter the Premises without affecting Tenant's liability for past rent and other charges due or future rent and other charges to accrue hereunder. In the event of any such default, Landlord shall be entitled to recover from Tenant, in addition to rent and other charges equivalent to rent, all other damages sustained by Landlord on account of the breach of this Lease, including, but not limited to, the costs, expenses and attorney fees incurred by Landlord in enforcing the terms and provisions hereof and in reentering and recovering possession of the Premises and for the cost of repairs, alterations and brokerage and attorney fees connected with the reletting of the Premises. As an alternative, at the election of Landlord, Landlord shall have the right to declare this Lease terminated and cancelled, without any further rights or obligations on the part of Landlord or Tenant (other than Tenant's obligation for rent and other charges due and owing through the date of termination), so that Landlord may relet the Premises without any right on the part of Tenant to any credit or payment resulting from any reletting of the Premises.

In case of a default under this Lease, Landlord may, in addition to terminating this Lease, or in lieu thereof, pursue such other remedy or combination or remedies and recover such other damages for breach of tenancy and/or contract as available at law or otherwise.

     Landlord may, but shall not be obligated to, cure any default by Tenant (specifically including, but not by way of limitation, Tenant's failure to obtain insurance, make repairs, or satisfy lien claims) and whenever Landlord so elects, all costs and expenses paid by Landlord in curing such default, including without limitation attorneys' fees, shall be payable to Landlord as additional rent due on demand, together with interest at the rate provided in
Section 25 below from the date of the advance to the date of repayment by Tenant to Landlord.

     A waiver by Landlord of a breach or default by Tenant under the terms and conditions of this Lease shall not be construed to be a waiver of any subsequent breach or default nor of any other term or condition of this Lease, and the failure of Landlord to assert any breach or to declare a default by Tenant shall not be construed to constitute a waiver thereof so long as such breach or default continues unremedied.

     No receipt of money by Landlord from Tenant after the expiration or termination of this Lease or after the service of any notice or after the commencement of any suit, or after final judgment for possession of the Premises shall reinstate, continue or extend the Term of this Lease or affect any such notice, demand or suit.

     22.  COSTS AND ATTORNEY FEES.  Tenant shall pay all costs, expenses and
          -----------------------
reasonable attorney fees that may be incurred or paid by Landlord in enforcing the covenants and agreements of Tenant set forth in this Lease, whether or not litigation is commenced. Landlord shall pay all costs, expenses and reasonable attorneys fees that may be incurred or paid by Tenant in enforcing the covenants and agreements of Landlord set forth in this Lease, whether or not litigation is commenced.

     23.  INTEREST.  Any amount due from Tenant to Landlord hereunder which is
          --------
not paid when due shall bear interest at an annual rate equal to the greater of
(i) two percent (2%) per annum in excess of the prime rate of interest announced, from time to time, by the M&I Marshall & Ilsley Bank or (ii) twelve percent (12%) per annum (but in no event shall such rate of interest exceed the maximum rate of interest permitted to be charged by law) from the date due until paid, compounded monthly, but the payment of such interest shall not excuse or cure any default by Tenant under this Lease.

     24.  SURRENDER.  Upon the termination of this Lease, by expiration or
          ---------
otherwise, Tenant shall peaceably surrender the Premises to Landlord in good condition and repair consistent with Tenant's duty to make repairs as provided herein. All Alterations and decorations made to the Premises by Tenant shall remain and be the property of the Landlord unless Landlord shall require Tenant, at Tenant's expense, to remove any or all thereof and repair the damage caused by such removal; provided, however, Tenant shall not be required to remove the leasehold improvements installed within the Premises by Landlord at the beginning of the Term. All furniture, equipment and unattached movable personal property owned by Tenant may (and upon Landlord's request shall) be removed from the Premises by Tenant no later than the date of termination of this Lease, and Tenant shall repair any and all damage caused by such removal. If the Premises are not surrendered upon the termination of this Lease as set forth herein, Tenant shall indemnify Landlord against all loss or liability resulting from delay by Tenant in so surrendering the Premises including, without limitation, any claim made by any succeeding tenant founded on such delay. Tenant shall also surrender all keys to the Premises and shall inform Landlord of combinations in any locks, safes and vaults, if any, in the Premises.

     25.  HOLDOVER.  In the event Tenant remains in possession of the Premises
          --------
after the expiration of this Lease without the execution of a new lease, it shall be deemed to be occupying said premises as a tenant from month-to-month, subject to all of the conditions, provisions and obligations of this Lease insofar as the same are applicable to a month-to-month tenancy until the termination of such tenancy; provided, that Tenant shall pay a use and occupancy charge equal to two hundred percent (200%) times the latest fixed rental, as well as additional rental, computed on a daily basis and provided further, that Landlord shall retain the right to seek an immediate eviction of Tenant.

     26.  EARLY TERMINATION.  At any time and from time to time throughout the
          -----------------
term of this Lease, Tenant shall have the absolute right to vacate all or any part of the Premises upon one hundred eighty (180) days prior written notice to Landlord without penalty to Tenant. In the event Tenant vacates a portion of the Premises, rent and real estate taxes due Landlord hereunder shall be prorated on a per square foot basis.

     27.  TRANSFER BY LANDLORD.  In the event of a sale or conveyance by
          --------------------
Landlord of the Project, the same shall operate to release Landlord from any future liability upon any of the covenants or conditions herein contained, and in such event Tenant agrees to look solely to the successor in interest of Landlord in and to this Lease. This Lease shall not be affected by any such sale or conveyance, and Tenant agrees to attorn to the purchaser or grantee, which shall be obligated on this Lease only so long as it is the owner of Landlord's interest in and to this Lease.

     28.  SUBORDINATION.  This Lease is and shall be subject and subordinate at
          -------------
all times to the lien of any mortgages now or hereafter placed on or against the Building, or on or against Landlord's interest or estate therein, and including all extensions, renewals, amendments and supplements to any mortgage, without the necessity of the execution and delivery of any further instruments on the part of Tenant to effectuate such subordination. Tenant covenants and agrees to execute and deliver upon demand such further instruments evidencing such subordination of this Lease to the lien of any such mortgages as may be required by Landlord. Notwithstanding anything herein above contained in this Section, in the event the holder of any mortgage shall at any time elect to have this Lease constitute a prior and superior lien to its mortgage, then and in such event, upon any such holder notifying Tenant to that effect in writing, this Lease shall be deemed prior and superior in lien to such mortgage, whether this Lease is dated prior to or subsequent to the date of such mortgage.

     29.  MODIFICATIONS.  Tenant agrees to execute any modification of this
          -------------
Lease which may be required by a lender as a condition to making a first mortgage loan on the Project; provided that no such modification shall alter the rent or term provided herein or materially reduce the economic value hereof to Tenant. Tenant agrees to complete and promptly return any estoppel certificates that may be required in connection with any mortgage loan on the Project. Upon request, Tenant shall furnish Landlord and its lender a copy of the current annual financial statement.

     30.  ESTOPPEL CERTIFICATES.  Tenant agrees that at any time and from time
          ---------------------
to time upon not less than ten (10) days prior request of Landlord, Tenant shall execute, acknowledge and deliver to Landlord a statement in writing certifying
(a) that this Lease is unmodified and in full force and effect (or if there have been modifications, specifying the same), and (b) the dates to which the rent and other charges have been paid, and (c) that, so far as the Tenant knows, Landlord is not in default under any provisions of this Lease (or if Tenant knows of any such default, specifying the same) and (d) such other matters as Landlord or Landlord's mortgagee may reasonably require. It is intended that any such statement may be relied upon by any person proposing to acquire Landlord's interest in this Lease or any prospective mortgagee of, or assignee of any mortgage upon, such interest.

     31.  NOTICES.  All notices and demands which may or are required to be
          -------
given by either party to the other hereunder shall be in writing, and delivered in person or sent by either United States certified mail, return receipt requested, postage prepaid or by Federal Express or other nationally recognized overnight delivery service. Notices and demands to Tenant shall be addressed to it at the address indicated on Page 1 of this Lease or to such other place as the Tenant may from time to time designate in a written notice to the Landlord. Notices and demands to the Landlord shall be addressed to it at the address indicated on Page 1 of this Lease, or to such other firm or to such other place as Landlord may from time to time designate in a written notice to the Tenant.

     32.  EXECUTION.  The submission of this document for examination does not
          ---------
constitute an offer to lease, or a reservation of, or option for, the Premises and this document becomes effective and binding only upon the execution and delivery hereof by both Landlord and Tenant. Tenant confirms that Landlord has made no representations or promises with respect to the Premises or the making or entry into of this Lease except as are expressly set forth herein, and agrees that no claim or liability shall be asserted by Tenant against Landlord for, and Landlord shall not be liable by reason of, breach of any representations, or promises not expressly stated in this Lease. This Lease can be modified or altered only by agreement in writing between Landlord and Tenant.

     33.  BINDING EFFECT.  The covenants, agreements and obligations herein
          --------------
contained, except as herein otherwise specifically provided, shall extend to, bind and inure to the benefit of the parties hereto and their respective personal representatives, heirs, successors and assigns (but in the case of assigns only to the extent that assignment is permitted hereunder). No third party, other than such successors and assigns, shall be entitled to enforce any or all of the terms of this Lease or shall have rights hereunder whatsoever.

     34.  INTERPRETATION.  The laws of the State of Wisconsin shall govern the
          --------------
validity, performance and enforcement of this Lease. The invalidity or unenforceability of any provision of this Lease shall not affect or impair any other provision. Whenever the singular number is used, the same shall include the plural, and the masculine gender shall include the feminine and neuter genders. The captions appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent of such sections or sections of this Lease nor in any way affect this Lease.

     35.  FORCE MAJEURE.  In the event that either party shall be delayed or
          -------------
hindered in or prevented from the performance of any act required hereunder by reason of strikes, lockouts, labor troubles, inability to procure materials, failure of power, restrictive governmental laws, regulations, orders or decrees, riots, insurrection, war, acts of God, inclement weather, or other reason beyond such party's reasonable control, then performance of such act shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay; provided that nothing contained herein shall be deemed to excuse or delay the Tenant's obligation to pay Base Rent, additional rent or any other monetary obligations of Tenant hereunder.

     36.  CORPORATE AUTHORITY.  If Tenant is a corporation, each individual
          -------------------
executing this Lease on behalf of said corporation represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said corporation, in accordance with a duly adopted resolution of the board of directors of said corporation, and that this Lease is binding upon said corporation in accordance with its terms.

     EXECUTED as of the date first written above.

                                 LANDLORD:

                                 METAVANTE CORPORATION


                                 By: ___________________________________


                                 TENANT:

                                 M&I SUPPORT SERVICES, INC.


                                 By:____________________________________
                                     [Name, Title]

                             Schedule of Exhibits


Exhibit A                          Site Plan

Exhibit A-1                        Legal Description of Project

Exhibit B                          Floor Plan of Premises


The above exhibits to this exhibit have been omitted. The exhibits will be furnished supplementally to the Securities and Exchange Commission upon request.